EXHIBIT 10.12(b)


                      FIRST AMENDMENT TO CREDIT AGREEMENT

      AMENDMENT dated as of January 30, 1998 among HARCOURT GENERAL, INC. (the "Borrower") and the BANKS listed on the signature pages hereof (the "Banks").

                              W I T N E S S E T H
                              _ _ _ _ _ _ _ _ _ _

      WHEREAS, the Borrower, the Banks, THE CHASE MANHATTAN BANK, as Syndication Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent, (the "Documentation Agent"), and BANKBOSTON, N.A., as Administrative Agent, have heretofore entered into a Credit Agreement dated as of July 18, 1998 (The "Agreement"); and

      WHEREAS, the parties hereto desire to amend the Agreement as set forth below.

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Definitions: References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

      SECTION 2.  Amendment of the Agreement

      (a) Section 1.01 of the Agreement is amended by replacing the definition of "Debt" with the following:

      "DEBT' of any Person means, at any date, without duplication, all obligations of such Person which would, in accordance with generally accepted accounting principles, be classified as liabilities (excluding (a) deferred tax liabilities and (b) all liabilities for employee and director benefits and other non-contractual liabilities and reserves) of such Person, as of such date, but in any event including (i) all obligations of such Person as lessee under Capitalized Leases and (ii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person and excluding all Debt of others Guaranteed by such Person, except to the extent of the same would be reflected as a liability on a balance sheet of such person prepared in accordance with generally accepted accounting principles as of such date; provided that Debt shall include Guarantees of bonds, notes or other similar obligations of a state, city, town or other governmental agency or entity which obligations are issued in order to finance property used or to be used by the Borrower or any Subsidiary."

      (b)   Section 5.09 of the Agreement is amended to read as follows:

      "SECTION 5.09. Leverage Ratio. The Leverage Ratio will a no time exceed 475% through and including January 30, 1999, thereafter will at no time exceed 400%."

      SECTION 3. Government Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 4. Counterpart; Effectiveness. This Amendment may be signed in any number of counterpart, each shall be an original, with the same effect as if the signatures thereto and herto were upon the same instrument. This Amendment shall become effective on and as of the date hereof provided that the Documentation Agent shall have received duly executed counterparts hereof signed by the Borrower and each of the Required Banks (or, in the case of any party as to which an executed counerpart shall not have been received, the Documentation Agent shall have received telegraphic, telex, telecopy or other written confirmation from such party of execution of a counerpart hereof by such party).



      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



HARCOURT GENERAL, INC.                  MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK


BY: _________________________           By: ________________________
    Title: __________________               Title: _________________




THE CHASE MANHATTAN BANK                BANKBOSTON, N.A.


BY: _________________________           By: ________________________
    Title: __________________               Title: _________________

BANK OF AMERICA NATIONAL                FLEET BANK
TRUST AND SAVINGS ASSOCIATION


BY: _________________________           By: ________________________
    Title: __________________               Title: _________________



THE BANK OF NEW YORK                    CAISSE NATIONALE DE
                                        CREDIT AGRICOLE


BY: _________________________           By: ________________________
    Title: __________________               Title: _________________



THE BANK OF NOVA SCOTIA                 THE DAI-ICHI KANGYO
                                        BANK, LTD.


BY: _________________________           By: ________________________
    Title: __________________               Title: _________________



BANK OF TOKYO-MITSUBISHI                FIRST UNION NATIONAL BANK
TRUST COMPANY


BY: _________________________           By: ________________________
    Title: __________________               Title: _________________



CREDIT LYONNAIS NEW YORK                THE FUJI BANK, LTD.


BY: _________________________           By: ________________________
    Title: __________________               Title: _________________

MELLON BANK, N.A.                       THE SAKURA BANK, LTD.


BY: _________________________           By: ________________________
    Title: __________________               Title: _________________



ROYAL BANK OF CANADA                    THE SANWA BANK, LTD.


BY: _________________________           By: ________________________
    Title: __________________               Title: _________________


WACHOVIA BANK, N.A.


BY: _________________________
    Title: __________________